                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event report) JUNE 3, 1997


                                TASTY FRIES, INC.

             (Exact name of registrant as specified in its charter)


                                     NEVADA

                 (State or other jurisdiction of incorporation)


33-4460-NY                            65-0259052

(Commission File Number)              (IRS Employer Identification No.)


650 SENTRY AVENUE, SUITE ONE, BLUE BELL, PA                19422
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (610) 941-2109



       -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                TASTY FRIES, INC.

                                   FORM 8 - K

                                  JUNE 3, 1997


Item 9.           Sales of Equity Securities Pursuant to Regulation S.

                  In a sale completed on June 3, 1997 pursuant to Section 903(c)(2) of Regulation S under the Securities Act of 1933, Tasty Fries, Inc. (the "Company") received total gross proceeds of $1,000,000 by issuing to three non-"U.S. Persons" (the "Holders"), as defined in Regulation S, convertible notes (the "Notes") bearing interest at 7% per annum payable, with principal, on May 14, 2000 (the "Maturity Date"). The Holder has the right to convert 33% of the principal amount of the Note commencing July 19, 1997 until the later of the Maturity Date or the date the Note is paid in full, into that number of shares of the Company's common stock, $.001 par value ("Common Stock"), determined by dividing the outstanding principal of the Note by (i) 70% of the average closing bid price of the Common Stock for the five business day immediately preceding the date of receipt by the Company of notice of conversion ("Conversion Date"); or (ii) 100% of the average closing bid price of the Common Stock for the five business days immediately preceding the date of subscription by the Holder, as reported by the National Association of Securities Dealers Electronic Bulletin Board ("NASDAQ"). An additional 33% and 34% of the principal amount of the Note may be converted respectively beginning August 18, 1997 and October 2, 1997. Conversions must be made in amounts of principal greater than $50,000. Interest is payable at the Company's election either in common stock or cash. All or part of each Note may be redeemed by the Company at 130% of the principal amount being redeemed. Accrued interest must be paid at the time of redemption.

                  Each Holder received 25 common stock purchase warrants for each $100 of Note principal, for an aggregate of 250,000 warrants. The Warrants are exercisable at $1.21 per share commencing July 15, 1997 and until November 27, 1997. The common shares issuable upon exercise of the Warrants may be issuable under Regulation S. A total of 82,644 common stock purchase warrants were issued to two non-"U.S. Persons" as a portion of the placement agents' fees payable in connection with the funding. These Warrants are identical to the Warrants issued to the Holders except that they may be exercised until June 3, 2002. The Company paid a commission of $60,000 in connection with this funding. In addition, 100,000 common shares are to be issued by the Company to three individuals as placement agent compensation.

                                    FORM 8 -K

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TASTY FRIES, INC.
                                          (Registrant)



                                          By: /s/ Edward Kelly
                                              ---------------------------------
                                                  Edward Kelly
                                                  President and Director


Dated: June 10, 1997